www.matw.com | Nasdaq: MATW Third Quarter Fiscal 2024 Earnings Review August 2, 2024 Joseph C. Bartolacci President and Chief Executive Officer Steven F. Nicola Chief Financial Officer

© 2024 Matthews International Corporation. All Rights Reserved. DISCLAIMER 2 Any forward-looking statements contained in this presentation are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions or strategies of the Company regarding the future, and may be identified by the use of words such as “expects,” “believes,” “intends,” “projects,” “anticipates,” “estimates,” “plans,” “seeks,” “forecasts,” “predicts,” “objective,” “targets,” “potential,” “outlook,” “may,” “will,” “could” or the negative of these terms, other comparable terminology and variations thereof. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations, and no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward-looking statements principally include changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in interest rates, changes in the cost of materials used in the manufacture of the Company's products, any impairment of goodwill or intangible assets, environmental liability and limitations on the Company’s operations due to environmental laws and regulations, disruptions to certain services, such as telecommunications, network server maintenance, cloud computing or transaction processing services, provided to the Company by third-parties, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, or other factors such as supply chain disruptions, labor shortages or labor cost increases, changes in product demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost-reduction objectives, unknown risks in connection with the Company's acquisitions and divestitures, cybersecurity concerns and costs arising with management of cybersecurity threats, effectiveness of the Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company's control, impact of pandemics or similar outbreaks, or other disruptions to our industries, customers, or supply chains, the impact of global conflicts, such as the current war between Russia and Ukraine, the outcome of the Company's dispute with Tesla, Inc. ("Tesla"), and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission. Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition and divestiture costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to certain commercial and operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management’s evaluation of its operating results. These items include stock-based compensation, the non-service portion of pension and postretirement expense, acquisition and divestiture costs, ERP integration costs, and strategic initiatives and other charges. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and divestiture and ERP integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure business performance. Adjusted EBITDA is not a measure of the Company's financial performance under GAAP and should not be considered as an alternative to net income or other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. The Company's definition of adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The Company has presented constant currency sales and constant currency adjusted EBITDA and believes these measures provide relevant and useful information, which is used by the Company's management in assessing the performance of its business on a consistent basis by removing the impact of changes due to foreign exchange translation rates. These measures allow management, as well as investors, to assess the Company’s sales and adjusted EBITDA on a constant currency basis. The Company has also presented adjusted net income and adjusted earnings per share and believes each measure provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted net income and adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the effects of certain acquisition, divestiture, and system-integration costs, and items that do not reflect the ordinary earnings of our operations. These measures provide management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, these measures may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. Lastly, the Company has presented net debt and a net debt leverage ratio and believes each measure provides relevant and useful information, which is widely used by analysts and investors as well as by our management. These measures provide management with insight on the indebtedness of the Company, net of cash and cash equivalents and relative to adjusted EBITDA. These measures allow management, as well as analysts and investors, to assess the Company’s leverage.

BUSINESS OVERVIEW

© 2024 Matthews International Corporation. All Rights Reserved. 4 SGK BRAND SOLUTIONS MEMORIALIZATION • Benefits from recent acquisitions and improved price realization • Return to normalized death rates; current sales and adjusted EBITDA run-rates remain well ahead of pre-COVID levels • Improved pricing and growth in the private label market and European packaging business • Strategy to extend to digital services BUSINESS UPDATE INDUSTRIAL TECHNOLOGIES • Timing of energy projects impacted current quarter sales • Warehouse automation impacted by market conditions • Progress on new printhead solution

© 2024 Matthews International Corporation. All Rights Reserved. Key Drivers • Projected adjusted EBITDA to be in the range of $205 million to $210 million • Initiating cost reduction programs in fiscal 2024 fourth quarter • Projected further reductions in outstanding debt by the end of the fiscal year OUTLOOK FOR FISCAL 2024 5

FINANCIAL OVERVIEW

© 2024 Matthews International Corporation. All Rights Reserved. Q3 2024 SUMMARY 7 Q3 2023 Q3 2024 Sales $ 471.9 $ 427.8 Diluted EPS $ 0.28 $ 0.06 Non-GAAP Adjusted EPS* $ 0.74 $ 0.56 Net Income Attributable to Matthews $ 8.7 $ 1.8 Adjusted EBITDA* $ 56.2 $ 44.7 ($ in millions except per-share amounts) Q3 YTD YTD 2023 YTD 2024 Sales $ 1,400.7 $ 1,349.0 Diluted EPS $ 0.69 $ 0.27 Non-GAAP Adjusted EPS* $ 1.92 $ 1.62 Net Income Attributable to Matthews $ 21.6 $ 8.5 Adjusted EBITDA* $ 163.9 $ 147.0 3rd Quarter ("Q3") Highlights Sales • SGK Brand Solutions segment current quarter sales higher than a year ago • Lower sales for the Industrial Technologies segment GAAP EPS • Lower net income and higher interest expense, partially offset by income tax benefits Adjusted EBITDA • Lower adjusted EBITDA, primarily in the Industrial Technologies segment • Partially offset by lower corporate and non-operating costs Adjusted EPS • Lower adjusted EBITDA and higher interest expense, partially offset by income tax benefits • Debt decreased by $12.6 million during the quarter * See supplemental slides for Adjusted EPS and Adjusted EBITDA reconciliations and other important disclaimers regarding Matthews’ use of Non-GAAP measures

© 2024 Matthews International Corporation. All Rights Reserved. MEMORIALIZATION 8 23.0% 21.1% $208.7 $202.7 Q3 FY2023 Q3 FY2024 $638.1 $632.9 FY2023 FY2024 $39.9 $38.7 Q3 FY2023 Q3 FY2024 $127.1 $122.1 FY2023 FY2024 19.1% 19.1% 19.9% 19.3% ($ in millions) Q3 Sales Q3 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin* Sales • Benefits from recent acquisitions, improved price realization, and higher mausoleum sales • U.S. death rates have normalized from higher pandemic levels, impacting unit volumes Adjusted EBITDA • Higher material and labor costs • Improved price realization and productivity initiatives * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures

© 2024 Matthews International Corporation. All Rights Reserved. SGK BRAND SOLUTIONS ($ in millions) 9 15.4% 12.9% $132.6 $133.4 Q3 FY2023 Q3 FY2024 $397.4 $396.9 FY2023 FY2024 $16.4 $16.1 Q3 FY2023 Q3 FY2024 $39.6 $44.3 FY2023 FY2024 12.0%12.3% 10.0% 11.2% Q3 Sales Q3 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin* Sales • Q3 sales growth, primarily reflecting higher sales in the European packaging and private-label businesses, and improved pricing to help mitigate inflationary cost increases • Unfavorable currency impacts of $2.6 million for Q3 and $2.9 million YTD Adjusted EBITDA • Higher YTD adjusted EBITDA • Favorable impacts of cost reduction initiatives • Higher labor-related costs * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures

© 2024 Matthews International Corporation. All Rights Reserved. INDUSTRIAL TECHNOLOGIES 10 15.5% 12.4% 15.6%10.3% ($ in millions) $130.5 $91.7 Q3 FY2023 Q3 FY2024 $365.2 $319.2 FY2023 FY2024 $15.0 $4.2 Q3 FY2023 Q3 FY2024 $42.8 $23.8 FY2023 FY2024 11.5% 4.6% 11.7% 7.5% Q3 Sales Q3 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin* Sales • Energy storage sales impacted by customer delays • Warehouse automation sales unfavorably impacted by market conditions Adjusted EBITDA • Primarily impacted by lower engineered products and warehouse automation sales • Lower performance-based compensation and benefits from cost-reduction initiatives * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures

CAPITALIZATION AND CASH FLOWS

($ in millions)

Total Debt and Net Debt*



$790.2
$748.1
$830.2
$787.5
09/30/23
06/30/24

Note: Dark gray shades on the left represent Total Debt.

Operating Cash Flow



$76.9
$43.3
YTD FY2023
YTD FY2024

Cash



$42.1
$42.7
9/30/23
06/30/24

- Debt decreased by $12.6 million during the quarter
- Current year operating cash flow reflects increased working capital investments related to energy storage solutions business
- Operating cash flow for prior period reflected final payouts for the settlement of the Company's supplemental retirement plan obligations and prior year swap settlement (favorable)
- Net Debt Leverage Ratio* 3.77 as of June 30, 2024
- Quarterly dividend of $0.24/share, payable 8/19/24

** See supplemental slide for Net Debt and Net Debt Leverage Ratio reconciliation and other important disclaimers regarding Matthews' use of Non-GAAP measures*

Matthews INTERNATIONAL

© 2024 Matthews International Corporation. All Rights Reserved.

11

SUPPLEMENTAL INFORMATION

© 2024 Matthews International Corporation. All Rights Reserved. 13 Included in this report are measures of financial performance that are not defined by GAAP, including, without limitation, adjusted EBITDA, adjusted net income and EPS, constant currency sales, constant currency adjusted EBITDA, and net debt and net debt leverage ratio. The Company defines net debt leverage ratio as outstanding debt (net of cash) relative to adjusted EBITDA. The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition and divestiture costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to certain commercial and operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Constant currency sales and constant currency adjusted EBITDA removes the impact of changes due to foreign exchange translation rates. To calculate sales and adjusted EBITDA on a constant currency basis, amounts for periods in the current fiscal year are translated into U.S. dollars using exchange rates applicable to the comparable periods of the prior fiscal year. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company's core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company's calculations of its non-GAAP financial measures, however, may not be comparable to similarly titled measures reported by other companies. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provide investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED EBITDA

NON-GAAP RECONCILIATION (Unaudited) (In thousands)

	Three Months Ended June 30,		Nine Months Ended June 30,	
	2024	2023	2024	2023
Net income	**$ 1,777**	**$ 8,671**	**$ 8,501**	**$ 21,443**
Income tax (benefit) provision	(8,829)	(558)	(10,677)	4,136
(Loss) income before income taxes	**$ (7,052)**	**$ 8,113**	**$ (2,176)**	**$ 25,579**
Net loss attributable to noncontrolling interests	—	67	—	125
Interest expense, including RPA and factoring financing fees (1)	14,005	12,136	40,539	35,944
Depreciation and amortization *	23,657	23,936	70,441	71,813
Acquisition and divestiture related items (2)**	2,266	308	5,565	4,445
Strategic initiatives and other charges (3)**	6,246	4,694	17,128	7,755
Highly inflationary accounting losses (primarily non-cash) (4)	185	1,826	895	3,074
Stock-based compensation	5,331	5,023	14,309	13,635
Non-service pension and postretirement expense (5)	108	85	327	1,556
Total Adjusted EBITDA	**$ 44,746**	**$ 56,188**	**$ 147,028**	**$ 163,926**
Adjusted EBITDA margin	*10.5 %*	*11.9 %*	*10.9 %*	*11.7 %*

(1) Includes fees for receivables sold under the RPA and factoring arrangements totaling $1,225 and $1,212 for the three months ended June 30, 2024 and 2023, respectively, and $3,638 and $2,758 for the nine months ended June 30, 2024 and 2023, respectively.

(2) Includes certain non-recurring items associated with recent acquisition and divestiture activities.

(3) Includes certain non-recurring costs associated with commercial, operational and cost-reduction initiatives, and costs associated with global ERP system integration efforts. Fiscal 2024 also includes legal costs related to an ongoing dispute with Tesla, which totaled $3,166 and $8,138 for the three and nine months ended June 30, 2024, respectively. Fiscal 2023 includes loss recoveries totaling $2,154 for the nine months ended June 30, 2023, which were related to a previously disclosed theft of funds by a former employee initially identified in fiscal 2015.

(4) Represents exchange losses associated with highly inflationary accounting related to the Company's Turkish subsidiaries.

(5) Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, curtailment gains and losses, and settlement gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses and settlement gains and losses are excluded from adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits or settlements of plan obligations. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

* Depreciation and amortization was $7,073 and $5,807 for the Memorialization segment, $5,796 and $5,815 for the Industrial Technologies segment, $9,702 and $11,164 for the SGK Brand Solutions segment, and $1,086 and $1,150 for Corporate and Non-Operating, for the three months ended June 30, 2024 and 2023, respectively. Depreciation and amortization was $20,400 and $17,092 for the Memorialization segment, $17,744 and $17,584 for the Industrial Technologies segment, $28,943 and $33,543 for the SGK Brand Solutions segment, and $3,354 and $3,594 for Corporate and Non-Operating, for the nine months ended June 30, 2024 and 2023, respectively.

** Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $1,108 and $270 for the Memorialization segment, $4,490 and $120 for the Industrial Technologies segment, $1,473 and $3,897 for the SGK Brand Solutions segment, and $1,441 and $715 for Corporate and Non-Operating, for the three months ended June 30, 2024 and 2023, respectively. Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $2,204 and $981 for the Memorialization segment, $14,288 and $3,494 for the Industrial Technologies segment, $2,694 and $7,028 for the SGK Brand Solutions segment, and $3,507 and $697 for Corporate and Non-Operating, for the nine months ended June 30, 2024 and 2023, respectively.

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted EBITDA.*

Matthews INTERNATIONAL
© 2024 Matthews International Corporation. All Rights Reserved.
14

ADJUSTED NET INCOME AND EARNINGS PER SHARE

NON-GAAP RECONCILIATION (Unaudited) (In thousands, except per share data)

	Three Months Ended June 30,				Nine Months Ended June 30,			
	2024		2023		2024		2023	
		per share		per share		per share		per share
Net income attributable to Matthews	**$ 1,777**	**$ 0.06**	**$ 8,738**	**$ 0.28**	**$ 8,501**	**$ 0.27**	**$ 21,568**	**$ 0.69**
Acquisition and divestiture costs [(1)]	1,626	0.05	233	—	4,036	0.13	3,248	0.10
Strategic initiatives and other charges [(2)]	6,715	0.22	4,129	0.14	15,812	0.51	7,069	0.23
Highly inflationary accounting losses (primarily non-cash) [(3)]	185	0.01	1,826	0.06	895	0.03	3,074	0.10
Non-service pension and postretirement expense [(4)]	82	—	64	—	246	0.01	1,167	0.04
Amortization	6,777	0.22	7,980	0.26	20,843	0.67	23,624	0.76
Tax-related [(5)]	136	—	—	—	136	—	—	—
Adjusted net income	**$ 17,298**	**$ 0.56**	**$ 22,970**	**$ 0.74**	**$ 50,469**	**$ 1.62**	**$ 59,750**	**$ 1.92**

Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 13.0% and 18.8% for the three and nine months ended June 30, 2024, respectively, and 24.1% and 25.3% for the three and nine months ended June 30, 2023, respectively.

(1) Includes certain non-recurring costs associated with recent acquisition and divestiture activities.

(2) Includes certain non-recurring costs associated with commercial, operational and cost-reduction initiatives, and costs associated with global ERP system integration efforts. Fiscal 2024 also includes legal costs related to an ongoing dispute with Tesla, which totaled $3,166 and $8,138 for the three and nine months ended June 30, 2024, respectively. Fiscal 2023 includes loss recoveries totaling $2,154 for the nine months ended June 30, 2023, which were related to a previously disclosed theft of funds by a former employee initially identified in fiscal 2015.

(3) Represents exchange losses associated with highly inflationary accounting related to the Company's Turkish subsidiaries.

(4) Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, curtailment gains and losses, and settlement gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses and settlement gains and losses are excluded from adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits or settlements of plan obligations. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

(5) Represents tax-related items incurred in connection with the derecognition of deferred tax assets for a joint venture that is being terminated.

* See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted net income and adjusted EPS.

Matthews INTERNATIONAL
© 2024 Matthews International Corporation. All Rights Reserved.
15

CONSTANT CURRENCY SALES AND ADJUSTED EBITDA

NON-GAAP RECONCILIATION (Unaudited) (In thousands)

	Memorialization	Industrial Technologies	SGK Brand Solutions	Corporate and Non-Operating	Consolidated
Reported sales for the quarter ended June 30, 2024	$ 202,664	$ 91,731	$ 133,438	$ —	$ 427,833
Changes in foreign exchange translation rates	147	1,398	2,559	—	4,104
Constant currency sales for the quarter ended June 30, 2024	$ 202,811	$ 93,129	$ 135,997	$ —	$ 431,937
Reported sales for the nine months ended June 30, 2024	$ 632,891	$ 319,241	$ 396,910	$ —	$ 1,349,042
Changes in foreign exchange translation rates	(256)	(3,277)	2,873	—	(660)
Constant currency sales for the nine months ended June 30, 2024	$ 632,635	$ 315,964	$ 399,783	$ —	$ 1,348,382
Reported adjusted EBITDA for the quarter ended June 30, 2024	$ 38,737	$ 4,196	$ 16,054	$ (14,241)	$ 44,746
Changes in foreign exchange translation rates	25	217	168	21	431
Constant currency adjusted EBITDA for the quarter ended June 30, 2024	$ 38,762	$ 4,413	$ 16,222	$ (14,220)	$ 45,177
Reported adjusted EBITDA for the nine months ended June 30, 2024	$ 122,051	$ 23,846	$ 44,317	$ (43,186)	$ 147,028
Changes in foreign exchange translation rates	122	(292)	299	(86)	43
Constant currency adjusted EBITDA for the nine months ended June 30, 2024	$ 122,173	$ 23,554	$ 44,616	$ (43,272)	$ 147,071

** See Disclaimer (page 2) for Management's assessment of supplemental information related to constant currency sales and constant currency adjusted EBITDA.*

Matthews INTERNATIONAL
© 2024 Matthews International Corporation. All Rights Reserved.
16

© 2024 Matthews International Corporation. All Rights Reserved. * See Disclaimer (page 2) for Management’s assessment of supplemental information related to net debt and net debt leverage ratio. 17 June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 Long-term debt, current maturities $ 5,476 $ 5,419 $ 4,948 $ 3,696 Long-term debt 824,745 837,357 857,423 786,484 Total debt 830,221 842,776 862,371 790,180 Less: Cash and cash equivalents (42,745) (45,497) (37,921) (42,101) Net Debt $ 787,476 $ 797,279 $ 824,450 $ 748,079 Adjusted EBITDA (trailing 12 months) $ 208,911 $ 220,353 $ 222,000 $ 225,809 Net Debt Leverage Ratio 3.8 3.6 3.7 3.3 NET DEBT AND NET DEBT LEVERAGE RATIO NON-GAAP RECONCILIATION (Unaudited) (Dollars in thousands)